CALVERT INCOME FUND

                        Supplement to January 31, 1997 Statement of
                               Additional Information

                         Date of Supplement: May 20, 1997

     Replace non-fundamental investment restriction #3 on page 12 of the Statement of Additional Information with the following:

[The Fund may not:]...

     (3) effect short sales on securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of hedging the duration of the Fund's portfolio. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.